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                                                                  EXHIBIT 10.7

                            COLE NATIONAL CORPORATION

                         NONEMPLOYEE DIRECTOR EQUITY AND
                           DEFERRED COMPENSATION PLAN

                             PARTICIPATION AGREEMENT

                                 Plan Year 1997
                                 --------------

                 By signing this Participation Agreement, I elect to participate in the Company's Nonemployee Director Equity and Deferred Compensation Plan (the "Plan") for the 1997 Plan Year. I understand that this Participation Agreement will continue to govern my elections for subsequent Plan Years as well unless I file a new Participation Agreement. I also understand that by signing this Participation Agreement, I have read the Plan and agree to be bound by its terms.

                 I understand that I have two basic options under the Plan:

                 First, I may elect to defer all or any portion of my Director Fees for any Plan Year. These fees that are deferred (a) will not be subject to income tax while in my Deferred Account, (b) will be invested entirely in Company Common Stock, and (c) will be distributed at a future date in shares of Company Common Stock rather than cash.

                 Second, I may elect to be paid all or any portion of my Director Fees for any fiscal quarter in Company Common Stock rather than cash. The fees I elect to take as Company Common Stock that are not deferred are still subject to income tax on a current basis.

                 1. PARTICIPATION COMMITMENTS. I hereby elect to defer my fees and/or elect to take a certain portion of my Fees up-front in Company Common Stock in the amount and applicable percentages as identified in (a) and (b) below:



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                  a.       DEFERRAL OF FEES. This Deferral with respect to Fees
                           is effective for the Plan Year beginning June 12, 1997 and ending December 31, 1997. I elect to defer from my:

                            Meeting and              Total Retainer
Annual Retainer             Other Fees                and Other Fees
Payable in Cash            Payable in Cash           Payable in Cash
---------------            ---------------           ---------------
$_______________     or    $______________     or    $______________

 ---------------%           --------------%          --------------%

 _______________   (total)  ______________  (total)  ______________ (total)

                 I understand that I can change these amounts by filing a new Participation Agreement, which will take effect as of the first day of the next Plan Year.

                  b. VOLUNTARY AMOUNT. This election to take Company Common Stock in lieu of certain Fees payable in cash is effective for the Plan Year beginning June 12, 1997 and ending December 31, 1997. I hereby elect to take:

                                    Meeting and               Total Retainer
Annual Retainer                       Other Fees               and Other Fees
Payable in Cash                     Payable in Cash            Payable in Cash
---------------                     ---------------            ---------------
$_______________       or           $______________     or    $______________

 ---------------%                    --------------%           --------------%

 _______________   (total)           ______________  (total)   ______________ (total)


in the form of shares of Company Common Stock.

                 I understand that I may change my Voluntary Amount as to any subsequent fiscal quarter by executing a new Participation Agreement by a date before the applicable Payment Date of the subsequent fiscal quarter.

                 2. DISTRIBUTION OF DEFERRAL. I understand that I may elect to receive distribution of my Deferral either (a) upon my ceasing to be a Director of the Company or (b) at a date prior to my ceasing to be a Director of the Company, but no earlier than three years from the date of this election. I hereby elect as shown in (a) or (b) below:


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                 ______ a (1) IN-SERVICE DISTRIBUTION [ELECTIVE]. I hereby elect to receive an in-service distribution of the value of my Deferral for Plan Year 97, as adjusted for dividends attributable thereto, in the form specified in
Section 4, on or commencing__________. I understand that this election is irrevocable under the Plan. I further understand that I must wait a minimum of three calendar years after the end of Plan Year 97 until I can receive this In-Service Distribution. If my Settlement Date occurs before the date identified above, I will receive the distribution within thirty days following the end of the Accounting Period in which my Settlement Date occurs.

                 ______ a (2) IN-SERVICE DISTRIBUTION [ELECTIVE]. I hereby elect to receive an in-service distribution of the value of my Deferral for Plan Year 98, as adjusted for dividends attributable thereto, in the form specified in
Section 4, on or commencing ________________. I understand that this election is irrevocable under the Plan. I further understand that I must wait a minimum of three calendar years after the end of Plan Year 98 until I can receive this In-Service Distribution. If my Settlement Date occurs before the date identified above, I will receive the distribution within thirty days following the end of the Accounting Period in which my Settlement Date occurs.

                 ______ b DELAYED DISTRIBUTIONS [ELECTIVE]. I hereby elect to delay distribution of my Deferred Account, as adjusted for dividends attributable thereto, in the form specified in Section 4, until the beginning of the Plan Year next following my Settlement Date. I understand that this election is irrevocable.

                 3. FORM OF DISTRIBUTION OF THE DEFERRAL. I hereby elect that the value of any distribution, as adjusted for dividends attributable thereto, shall be distributed:

                 ______   In a single payment in shares of Company Common
                          Stock;

                 ______ In___________ annual installments of shares of Company Common Stock [not more than 10]; or

                 ______ A combination of _____% in a single payment in shares of Company Common Stock and _____ % in _____ annual installments of shares of Company Common Stock
                          [not more than 10].

Each such distribution will commence within thirty days following the end of the Accounting Period in which my Settlement Date occurs under the Plan. If I elect to receive an In-Service Distribution or a Delayed Distribution, I understand that my Deferral distributed after my Settlement Date will be adjusted accordingly.


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                 4. BENEFICIARY DESIGNATION. I hereby elect to have any
undistributed balance credited to my Deferred Account under the Plan upon my death paid in a lump sum to the following primary Beneficiary (attach other forms if necessary):

                  Primary:

                  Name:
                       -----------------------------------
                  Relationship:
                               ---------------------------
                  Address:
                          --------------------------------
                  Percentage of Account:
                                        ------------------

                  Name:
                       -----------------------------------
                  Relationship:
                               ---------------------------
                  Address:
                          --------------------------------
                  Percentage of Account:
                                        ------------------

                  If the primary Beneficiary predeceases me, the following person is designated as contingent Beneficiary to receive any such unpaid balance:

                  Name:
                       -----------------------------------
                  Relationship:
                               ---------------------------
                  Address:
                          --------------------------------
                  Percentage of Account:
                                        ------------------

                  Name:
                       -----------------------------------
                  Relationship:
                               ---------------------------
                  Address:
                          --------------------------------
                  Percentage of Account:
                                        ------------------
                  I understand that the foregoing Beneficiary designation supersedes any prior designations.


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                 5. DIRECTOR ACKNOWLEDGEMENT AND SIGNATURE. I understand that my participation in the Plan is subject to the terms and conditions contained in the Plan. As such, I understand that (i) the Deferral Commitment in Section 1(a) of this Participation Agreement is irrevocable during the Plan Year of filing;
(ii) the election to receive the Voluntary Amount in Section 1(b) of this Participation Agreement is irrevocable for the fiscal quarter of filing; and
(iii) I may change a Beneficiary designation at any time by filing a subsequent designation with the Administrator.

                 I understand that any deferrals made under the Plan are assets of the Corporation and may be subject to the claims of the Corporation's creditors or used to discharge other legal obligations in the event the Corporation is declared insolvent or in the event of a bankruptcy.


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                 IN WITNESS WHEREOF, the Director has executed this
Participation Agreement as of the ______ day of ______________, 1997.

                                      The "Director"

                                      -----------------------------
                                      Signature

                                      ---------------------------
                                      Name of the Director

                  Received and accepted by the Administrator of The Cole National Corporation Nonemployee Director Equity and Deferred Compensation Plan as of the _______ day of __________, 1997.


                                      ----------------------------------------
                                      Signature of Administrator or Authorized
                                      Representative

                  I do not wish to participate in The Cole National Corporation Nonemployee Director Equity and Deferred Compensation Plan during the period beginning July ____, 1997 and ending December 31, 1997.

                      , 1997          -----------------------------------
----------------------                Signature
Date


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